SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2002

VARCO INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13309 (Commission File Number)	76-0252850 (I.R.S. Employer Identification No.)

2000 W. Sam Houston Parkway South,
Suite 1700
Houston, Texas 77042
(Address of principal executive offices and zip code)

(281) 953-2200
(Registrant’s telephone number, including area code)

Item 2.    Acquisition or Disposition of Assets

On September 6, 2002, Varco International, Inc. (the “Company”) completed its acquisition of substantially all of the oilfield service business of ICO, Inc. (“ICO”), including the stock of ICO’s oilfield service operating subsidiary in Canada (collectively, the “Business”). Pursuant to the Purchase Agreement dated July 2, 2002, by and among the Company, Varco L.P., Varco Coating Ltd., as buyers, and ICO, ICO Global Services, Inc., ICO Worldwide, Inc., ICO Worldwide Tubular Services Pte Ltd., The Innovation Company, S.A. de C.V. and ICO Worldwide (UK) Ltd, as sellers, the Company (through certain subsidiaries) paid approximately $137 million in cash for the Business, subject to adjustments for net debt assumed and working capital changes. The purchase price was determined through arms’ length negotiations between the Company and ICO. The Company financed the acquisition with funds from working capital and borrowings on the Company’s revolving credit facility with a syndicate of banks led by Wells Fargo Bank Texas, National Association. Neither the Company nor its affiliates, directors or officers (or any associates of such directors and officers) has a material relationship with ICO or its subsidiaries, however, the Company owns 519,500 shares of ICO common stock representing approximately 2.1% of the total number of outstanding shares of ICO common stock.

The Business provides inspection, coating and reconditioning of drillpipe, tubing, casing and sucker rods used in oil and gas operations. The Company intends to continue to use the assets of the Business in the manner in which they were previously used by ICO.

A copy of the press release announcing the completion of this transaction is attached to this Current Report as Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Pursuant to Rule 3-05(b)(2)(i) of Regulation S-X financial statements are not required to be presented.

(b)	Pursuant to Rule 11-01(c) of Regulation S-X pro forma financial information is not required to be presented.

(c)	Exhibits

Exhibit Number	Description
2.1(*)
Purchase Agreement dated July 2, 2002, by and among the Company, Varco L.P., Varco Coating Ltd., as buyers, and ICO, ICO Global Services, Inc., ICO Worldwide, Inc., ICO Worldwide Tubular Services Pte Ltd., The Innovation Company, S.A. de C.V. and ICO Worldwide (UK) Ltd, as sellers.

99.1	Press Release dated September 9, 2002.

(*)	Incorporated by reference from the Company’s Current Report filed with the Securities and Exchange Commission on July 3, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARCO INTERNATIONAL, INC.
Date: September 13, 2002

	By:	/s/ JAMES F. MARONEY III
	Name:	James F. Maroney III
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1(*)
Purchase Agreement dated July 2, 2002, by and among the Company, Varco L.P., Varco Coating Ltd., as buyers, and ICO, ICO Global Services, Inc., ICO Worldwide, Inc., ICO Worldwide Tubular Services Pte Ltd., The Innovation Company, S.A. de C.V. and ICO Worldwide (UK) Ltd, as sellers.

99.1	Press Release dated September 9, 2002.

(*)	Incorporated by reference from the Company’s Current Report filed with the Securities and Exchange Commission on July 3, 2002.